                                                                    EXHIBIT 10.1

              FIRST AMENDMENT TO COMMUNITY SHORES BANK CORPORATION FLOATING RATE SUBORDINATED NOTE DUE JUNE 30, 2008 AND
                      SUBORDINATED NOTE PURCHASE AGREEMENT

                                 August 27, 2003

To the holder of Community Shores
Bank Corporation Floating Rate
Subordinated Notes named on the
signature page of this letter

         Re Community Shores Bank Corporation Floating Rate Subordinated Notes due June 30, 2008, and related Subordinated Note Purchase Agreements

         Community Shores Bank Corporation (the "Community Shores") has previously entered into the Subordinated Note Purchase Agreements and issued to you the Floating Rate Subordinated Notes due June 30, 2007 referred to across from your name on Annex I to this letter (collectively "Your Purchase Agreements and Notes", and individually, "Your Purchase Agreements" and "Your Notes"). This letter will confirm the agreement between you and Community Shores, effective August 27, 2003, to extend the maturity of Your Notes from June 30, 2008 to June 30, 2009. The provisions of Your Purchase Agreements shall be deemed concurrently amended, effective August 27, 2003, to reflect the extension of the maturity of Your Notes to June 30, 2009. In connection with the extension of the maturity date, you represent to Community Shores that all of your representations, warranties and agreements set forth in Section 5 of Your Purchase Agreements continue to be true and correct as of the date of this letter.

         Except for the amendment to Your Purchase Agreements and Notes expressly set forth in this letter, all of the provisions of Your Purchase Agreements and Notes shall continue to be in full force and effect.

         Please indicate your agreement with the terms of this letter by signing and returning a copy of this letter to Community Shores, in which case this letter shall become a binding agreement between you and Community Shores, effective August 27, 2003. The effectiveness of the agreement set forth in this letter is not effected by any other holder of a Floating Rate Subordinated Note agreeing or not agreeing to enter into a similar amendment.

                                 Sincerely,
                                 Community Shores Bank Corporation

                                 By: ___________________________
                                     Jose' A. Infante
                                     Chairman of the Board, President
                                       and Chief Executive Officer

THE UNDERSIGNED AGREES TO THE
ABOVE WITH RESPECT TO THE $750,000
AGGREGATE PRINCIPAL AMOUNT OFF
FLOATING RATE SUBORDINATED NOTES DUE
JUNE 30, 2008 AND RELATED  SUBORDINATED
NOTE PURCHASE AGREEMENTS REFERRED
TO ACROSS FROM THE UNDERSIGNED'S
NAME ON ANNEX I TO THIS LETTER

_______________________________________

  FBO John L. Hilt   IRA II DC-85712
---------------------------------------

_______________________________________
 (please print name under signature)

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

                                     ANNEX I

                        COMMUNITY SHORES BANK CORPORATION

         OUTSTANDING FLOATING RATE SUBORDINATED NOTES DUE JUNE 30, 2009

                                        DATE OF FLOATING                DATE OF
                                             RATE                     SUBORDINATED             PRINCIPAL AMOUNT
                                         SUBORDINATED                NOTE PURCHASE             OF FLOATING RATE
         NAME OF HOLDER                      NOTE                      AGREEMENT               SUBORDINATED NOTE
         --------------                ------------------          ------------------          -----------------
Robert Chandonnet                        June 28, 2000               June 27, 2000             $       140,000
Michael Gluhanich                        June 28, 2000               June 27, 2000                      70,000
Donald Hegedus                           June 28, 2000               June 27, 2000                     350,000
Painewebber, Inc., IRA Custodian         June 28, 2000               June 27, 2000                     525,000
FBO John L. Hilt IRA II

Robert Chandonnet                      September 27, 2000          September 27, 2000          $        60,000
Michael Gluhanich                      September 27, 2000          September 27, 2000                   30,000
Donald Hegedus                         September 27, 2000          September 27, 2000                  150,000
Painewebber, Inc., IRA                 September 27, 2000          September 27, 2000                  225,000
Custodian FBO John L. Hilt IRA II
Community Shores LLC                   September 27, 2000          September 27, 2000                   35,000

Community Shores LLC                   December 26, 2000                                               420,000
Community Shores LLC                     March 28, 2001              March 28, 2001                    600,000
Community Shores LLC                     March 29, 2001              March 29, 2001                    250,000
Community Shores LLC                     April 13, 2001              April 13, 2001                    145,000
Community Shores LLC                     July 12, 2001               July 12, 2001                     100,000
Community Shores LLC                    October 9, 2001             October 9, 2001                    100,000
Community Shores LLC                   December 31, 2001           December 31, 2001                   200,000

Community Shores LLC                   February 25, 2002           February 25, 2002                   100,000
Community Shores LLC                    April 19, 2002               April 19, 2002                    100,000

Community Shores LLC                            Paydown on March 31, 2003                           (1,050,000)

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